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                                                                  EXHIBIT 23.3




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-27507 of EMCORE Corporation on Form S-8/A of our report dated January 10, 2000, appearing in the Annual Report on Form 10-K/A of EMCORE Corporation for the year ended September 30, 1999.



/s/ Deloitte & Touche LLP





Parsippany, New Jersey
May 18, 2000